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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported): February 2, 1998


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


        Maryland                       1-8038                             04-2648081
(State of Incorporation)      (Commission File Number)       (IRS Employer Identification No.)


                         Two Tower Center, Tenth Floor
                        East Brunswick, New Jersey 08816
                    (Address of Principal Executive Offices)

                                  732/247-4822
              (Registrant's telephone number, including area code)

                                (Not Applicable)
         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER

         Effective January 16, 1998, Key Energy Group, Inc. (the "Company") amended its Amended and Restated Articles of Incorporation. The amendment, which effected an increase in the Company's authorized capital stock from 25,000,000, par value $.10 per share, to 100,000,000 shares, was approved by the Company's Board of Directors on November 17, 1997 and ratified by its stockholders at its annual meeting on January13, 1998. Also approved by the stockholders at the Company's annual meeting was a proposal to adopt the Company's 1997 Incentive Plan. The 1997 Incentive Plan is an amendment and restatement of the Company's former employee and outside director stock option plans.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

                 3.1 The Company's Articles of Amendment to its Amended and Restated Articles of Incorporation.

                 10.1 The Company's 1997 Incentive Plan (incorporated by reference to Exhibit B to the Company's
                          Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on
                          November 28, 1997.)





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 2, 1998               KEY ENERGY GROUP,
INC.



                                        By: /s/ Francis D. John
                                           ----------------------------------
                                                 Francis D. John, President


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                               Index to Exhibits


                 Exhibits.                     Description
                 ---------                     ----------

                 3.1 The Company's Articles of Amendment to its Amended and Restated Articles of Incorporation.

                 10.1 The Company's 1997 Incentive Plan (incorporated by reference to Exhibit B to the Company's
                          Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on
                          November 28, 1997.)